                                                                Exhibit 10(r)



                                 LEASE AGREEMENT

                                     Between

                     CPX-RIVERCENTER DEVELOPMENT CORPORATION

                                    LANDLORD

                                       and

                           REGENT COMMUNICATIONS. INC.

                                     TENANT

                                 LEASE AGREEMENT
                                 ---------------

                              TOWERS OF RlVERCENTER
                               COVINGTON, KENTUCKY


         THIS LEASE AGREEMENT, hereinafter known as the "Lease" entered into effect this 17th day of January, 1994, between CPX-RIVERCENTER DEVELOPMENT CORPORATION, a Kentucky corporation, whose principal place of business is P O. Box 75020, Cincinnati, Ohio 45275, hereinafter known as "Landlord," and REGENT COMMUNICATIONS, INC., a _______________, whose principal place of business is 50 RiverCenter Boulevard, Suite 180, Covington, Kentucky 41011, hereinafter known as "Tenant."

                                   WITNESSETH:
                                   -----------

         In consideration of the rent hereafter reserved and the covenants herein contained, each party to this Lease hereby agrees:

         (1)      PREMISES:
                  ---------

                  Landlord does hereby lease and demise to the Tenant and Tenant does hereby take and rent from the following premises:

                  Agreed to be Three Thousand Sixty (3,060) rentable square feet of the first floor(s), Suite 180 of the Towers of RiverCenter located at 50 East RiverCenter Boulevard, Covington, Kentucky 41011. That portion which is leased to Tenant is designated in red on the floor plan attached as Exhibit "A" and is hereinafter known as the "Leased Premises". The entire building, of which the Leased Premises from a part, is hereinafter known as the "Building". The Building and other buildings which comprise RiverCenter, if any, are situated upon a tract of land hereinafter known as the "Developed Parcel," which is more particularly described in Exhibit "B". The Building is also part of the property demised to Landlord pursuant to an Air Rights Lease, which is more fully described in Paragraph (45).

         (2)      TERM:
                  -----

                  The term of this Lease shall be for five (5) years and zero
(0) months beginning on the first day of April, 1994 and ending on the last day of March, 1999, subject however to the terms of Paragraph (3) and further subject to any of the conditions or covenants of this Lease or pursuant to law.

         (3)      CONDITIONS OF AND IMPROVEMENTS TO LEASED PREMISES:
                  --------------------------------------------------

                  Immediately upon execution of this Lease, Landlord shall commence any alterations or improvements to the Leased Premises indicated on Exhibit "C". Landlord shall

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

proceed diligently with said work and use its best efforts to complete same by April 1, 1994, if this Lease is fully executed by January 21, 1994; but, if the alterations or improvements are not substantially completed or alterations or improvements are not substantially completed or if the Leased Premises are not available for occupancy by said date, Tenant shall have no claim against Landlord due to such delay, excepting only that the term of this Lease shall not commence until the Leased Premises are deemed to be available to Tenant, and the term shall expire five (5) years and zero (0) months thereafter. The Leased Premises shall be deemed to be available to Tenant at the earlier of the time when:

                  (a) the alterations or improvements to be made by Landlord are substantially completed (notwithstanding the necessity of punch list or minor repairs and adjustments still to be made by the Landlord or notwithstanding the Tenant has not completed installation and/or connection of its fixtures and/or equipment); or

                  (b) the Tenant actually occupies the Leased Premises.

         Immediately after the actual-commencement date of this Lease has been determined, if at variance with Paragraph (2), Landlord and Tenant shall execute a written instrument fixing the commencement and termination dates of this Lease.

         Tenants taking possession shall be conclusive evidence that Leased Premises were then in good order and satisfactory condition, except for the completion of punch list items, if any.

         Notwithstanding anything else to the contrary in this Paragraph (3), if Landlord is not able to complete alterations or improvements to the Leased Premises due to delays caused by Tenant, its employees, agents or contractors, then the term of this Lease shall not be delayed, but shall commence according to Paragraph (2).

OPTION TO RENEW:
----------------

         Provided that Tenant is not in default during the initial term of this Lease, Tenant shall be given two (2) five (5) year options to renew, market rates to be negotiated. Tenant shall be required to give six (6) months written notice of its intent to exercise such options.

LOBBY LEVEL FUMES:
------------------

         Landlord agrees to use reasonable efforts to minimize any fumes from the Deli or fumes from any future restaurant on the first floor of the building.

ACCESS TO LEASE PREMISES:
-------------------------

Landlord agrees not to locate any vendors (i.e. hotdog or magazine stands) directly in front of the Tenant's Leased Premises.

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         (4)      OCCUPANCY PRIOR TO TERM:
                  ------------------------

                  If permitted by law, Landlord may allow Tenant to occupy the Leased Premises prior to the commencement of the term stated in Paragraph (2). If Tenant occupies the Leased Premises on a day other than the first day of the month, the Monthly Base Rent provided for in Paragraph (6) and the Additional Rant provided for in Paragraph (a) shall be adjusted and prorated so that Tenant shall only pay rent for the actual number of days in the month. Tenant shall also comply with all other terms and provisions of this Lease in the same manner as if the term had, in fact, commenced.

         (5)      SECURITY DEPOSIT:
                  -----------------

                  Tenant shall deposit with Landlord upon execution hereof the sum of Four Thousand Four Hundred Sixty Three and no/100 ($4,463.00) as security for Tenant's faithful performance of Tenant's obligations hereunder. If Tenant falls to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Landlord may become obligated by reason or Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. Said Security Deposit shall not earn interest thereon for the benefit of Tenant. No trust relationship is created herein between Landlord and Tenant with respect to said Security Deposit.

         (6)      BASE RENT:
                  ----------

                  (a) As Annual Base Rent for the use and occupancy of the Leased Premises during the initial term, Tenant shall pay to Landlord rent pursuant to the schedule attached as Exhibit "D."

                      The Annual Base Rent is to be payable in equal monthly installments (the "Monthly Base Rent") in advance on the first day or each and every month during the initial or extended term of this Lease.

                  (b) Tenant agrees to pay as supplemental base rent for the use or said Leased Premises an amount equal to ten percent (10%) of any Monthly Base Rent payment which is not received by Landlord within five (5) days of the date said Monthly Base Rant is due. Said supplemental base rent shall be in addition to any other amounts due under this Lease.

                  (c) Rent shell be mailed by Tenant to Landlord at Landlord's principal place of business or at such other place as Landlord any designate in writing. Rent shall be payable promptly without deduction or setoff or prior demand thereof by Landlord. All payments shall be in U.S. dollars, in cash or by check, all checks subject to collection.



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         (7)      ESCALATION OF BASE RENT:
                  ------------------------

         Not applicable.

         (8)      ADDITIONAL RENT:
                  ----------------

                  (a) For each calendar year or partial calendar year during the term hereof (or renewal periods, if any), Tenant shall pay to Landlord, as Additional Rent, its pro rata share of the Operating Expenses of the Building and the Developed Parcel, as hereinafter defined. For purposes of this Lease, Tenant's pro rata share of the Operating Expenses is deemed to be one and ten one hundredths percent (1.10%). 1994 Operating Expenses shall not exceed $4.25/s.f. There shall be a 4 1/2% per year CAP on all increases in controllable operating expenses (excluding taxes, utilities, and insurance).

                  (b) At the commencement of this Lease, or prior to or at the commencement of any calendar year during the term hereof, Landlord may deliver to Tenant a written estimate of any Additional Rent (such estimate being hereinafter referred to as "Estimated Operating Expenses") which may be due hereunder during the calendar year in which this Lease commences or for any such succeeding calendar year as the case may be. For each month, Tenant shall pay 1/12 of the amount of the Estimated Operating Expenses for that particular calendar year in addition to the Monthly Base Rent.

                  (c) Statements showing the actual Operating Expenses of the Building and the Developed Parcel and Tenant's proportionate share thereof (hereinafter referred to as "Statement of Actual Adjustment") shall be delivered by Landlord to Tenant within a reasonable period of time after the end of any calendar year in which Estimate Operating Expenses was paid by Tenant or due Landlord under the provisions hereof. Within thirty (30) days after the delivery by Landlord to Tenant of such Statement of Actual Adjustment, Tenant shall pay to Landlord the amount by which the actual adjustment exceeds the amount paid by Tenant as Estimated Operating Expenses during said previous calendar year, or Landlord shall credit Tenant the amount by which the Estimated Operating Expenses exceeded the Statement of Actual Adjustment

                  (d) The computations set forth in this Paragraph shall be made on a calendar year basis except if this Lease commences on a day other than the first day of a calendar year or terminates on a day other than the last day of a calendar year, in such event the computations shall be made n the basis of the proportion that the number of days that this Lease was in effect for such calendar years bears to 365.

                  (e) For the purposes of this Lease, Operating Expenses shall mean any and all costs paid or incurred in connection with the operation, servicing, maintenance and repair of the Building and the Developed Parcel determined on a cash basis, which shall include, but not be limited to the following:



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                           (i)      All real estate taxes,  assessments,
governmental levies, county taxes or any other governmental charge, ordinary or extraordinary, unforeseen as well as foreseen, of any kind or nature whatsoever which are or may be assessed or imposed upon the Building and the Developed Parcel under the laws of the United States, the State of Kentucky, or any political subdivision thereof or by the City of Covington, as a substitute in whole or in part for taxes payable or hereinafter imposed on the Building and the Developed Parcel or resulting from or due to any change in method of taxation, but excluding any income, franchise, excise, corporation, estate, inheritance, succession, capital stock or transfer tax levied on Landlord to the extent that it is not a substitute in whole or in part for real estate taxes.

                           (ii)     Compensation provided in the form of wages,
salaries and such other compensation and benefits (including insurance, welfare, retirement, vacation, holiday, sick pay and other fringe benefits) as well as any adjustments thereto for the following classes of employees, employees of agents, or agents of Landlord performing services rendered in connection with the management, operation and maintenance or the Building and the Developed Parcel;

                                    a. Building Managers;

                                    b. Building department heads and assistants;

                                    c. clerical and accounting staff;

                                    d. elevator operators, including starters
and assistant starters;

                                    e. window cleaners, porters, janitors,
cleaners, dusters, sidewalk shovelers and miscellaneous handymen;

                                    f. watchmen, gardeners, caretakers and
persons engaged in patrolling and protecting the Building;

                                    g. engineers, fireman, mechanics,
electricians, plumbers and persons engaged in the operating and maintenance of the heating, air conditioning, ventilating, plumbing, electrical and elevator systems of the Building; and

                                    h. carpenters, plasterers, painters and
other persons engaged in connection with the management, operating and maintenance of the Building.

                           (iii) The uniforms of employees of RiverCenter
specified in subdivision (ii) above and the cleaning, pressing and replacement thereof.

                           (iv) Payroll taxes, including federal and state
unemployment taxes and social security taxes and any other such taxes that may be created, payable in connection with the employment of any of the employees specified in subdivision (ii) above.

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                           (v)      Premiums and other charges incurred by
Landlord with respect to the following insurance (listed below) on employees specified in subdivision (ii) above, and on the Building and the Developed Parcel as required by Paragraph (20), and, if Landlord elects to self insure some or all of the risks as would normally be covered by insurance, an amount deemed by Landlord in its reasonable discretion to be equal to the amount which would have been incurred if insurance had been purchased.

                                    a fire; extended coverage, including
windstorm, hail, explosion, riot, rioting attending a strike, civil commotion, aircraft, vehicle and smoke; all risk; flood; and earthquake;

                                    b. public liability;

                                    c elevator;

                                    d. boiler damage, water damage, legal
liability, and pilferage on equipment and materials for the Building and the Developed Parcels;

                                    e. workmen's compensation for the employees
specified in subdivision (ii) above;

                                    f. health, accident, disability and group
life on employees enumerated in subdivision (ii) above as therein qualified; and

                                    g. other insurance which Landlord reasonably
deems necessary for a first class office building would carry or which the holder of any mortgage affecting the Building or the Building and the Developed Parcel might require to be carried under the terms of such mortgage.

                           (vi) Costs, premiums, or penalties incurred for
electricity, steam, gas, water or other utilities or fuels required in connection with the operation and maintenance of the Building and the Developed Parcel.

                           (vii) Water and sewer charges.

                           (viii) Repairs or maintenance of the Building, and
the Developed Parcel and the cost of the supplies, tools, materials and equipment used in connection therewith.

                           (ix) Replacement of tools and equipment.

                           (x) Charges of any independent contractor
incurred in connection with operating, maintaining or repairing the Building and the appurtenances, including inspection and servicing of elevator, electrical, plumbing and mechanical equipment; and the furnishing of cleaning and janitorial services and the cost of materials, tools, supplies and equipment used in connection therewith.

                           (xi) Sales, use and excise taxes on goods and
services purchased or provided by Landlord to properly manage, operate and maintain the Building and the Developed Parcel.

                           (xii) Taxes levied against and paid by Landlord on
rents collected, excepting taxes levied and paid under the provisions of (i) above, and in no way including any state, federal or local income taxes of Landlord.

                           (xiii) License, permit and inspection fees.

                           (xiv) Auditor's fees for public accounting.

                           (xv) Legal fees of outside or special counsel
retained by Landlord in connection with proceedings for the reduction of real estate taxes, labor relations, or other matters to the extent that the same shall be of general benefit to all tenants in the Building.

                           (xvi) Cost of telephone, telegraph, postage,
stationery supplies and other materials required for routine operation of the Building Manager's office.

                           (xvii) Association dues and subscriptions.

                           (xviii) Management fees.

                           (xix) Restroom keys, security passes, directory
strips, control cards.

                           (xx) Amortization of capital improvements made to the
Building which will improve Building operating efficiencies or which may be required by governmental authorities, with interest at the rate of ten percent (18%) per annum on the unamortized amount.

                           (xxi) Such other expenses and costs of any nature
whatsoever, whether or not herein mentioned, which would be construed as an operating expense by Landlord in its reasonable discretion and in accordance with sound real estate accounting practices.

                           (xxii) Any amounts (including but not limited to
ground rent) which Landlord, as lessee under the Air Rights Lease, is required to pay to its lessor.

                  (f) Notwithstanding anything contained in subparagraph (e), no expense incurred for the following shall be included in Operating Expenses.

                            (i) Any repairs to the Building including the Leased
Premises where the occurrence causing the damage or loss necessitating repair is reimbursed by insurance carried by Landlord.

                           (ii) Leasing or procuring new tenants including
leasing commissions paid to agents of Landlord or other brokers.

                           (iii) Renovating space for new tenants or in
renovating space vacated by any tenant.

                           (iv) Income, capital stock, estate or inheritance
taxes payable by Landlord, provided the same shall not have been levied as a substitute for or supplement to real property taxes.

                           (v)  Cost of  utilities  charged to tenants and any
portion of Landlord's payroll, material and contract costs of other services charged to tenants.

                           (vi) Costs incurred by Landlord for Tenant's
alterations.

                           (vii) Cost of painting and decorating the premises of
other tenants.

                           (viii) Depreciation of the Building.

                           (ix) Cost of capital improvements (except as set
forth in (xxi) above).

                           (x) Interest on debt or amortization payments on any
mortgage or mortgages (except as set forth in (xxiii) above).

                           (xi) Any cost or expense of any nature whatsoever
which Landlord shall incur in connection with the operation of the Building which is specifically reimbursed to the Landlord from any source, charged directly to the tenant on whose behalf it is incurred (whether or not the same shall finally be paid), or for which Landlord is otherwise compensated or recoups such expense by way of setoff, reduction of recovery allowed, or otherwise.

                  (g) If at any tine during the term of the Lease the occupancy of the Building is less than ninety-five (95) of its capacity, than for the purpose of this Paragraph, the Operating Expenses per rentable square foot of rentable floor space shall nevertheless be computed as if the Building were ninety-five (95) percent occupied.

                  (h) The obligation of Landlord and Tenant under this Paragraph shall survive the expiration or other termination of this Lease.

                  (i) All costs and expenses which Tenant assumes or agrees to pay to Landlord pursuant to this Lease shall be deemed an additional rent, and, in the event of nonpayment, Landlord shall have all the rights and remedies herein provided for in case of nonpayment of rent.

                  (j) In no event will the Annual Base Rent be reduced below the amount in Paragraph (6) and (7) as a result of any adjustments pursuant to this Paragraph.



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         (9)      SERVICES AND UTILITIES:
                  -----------------------

                  (a) The Landlord hereby covenants an. agrees to maintain in good condition and repair the foundation, roof, elevators, exterior masonry walls of the Building and all common areas in the Building and on the Developed Parcel, as well as sewer, water and other pipes and conduits located beyond the boundaries of the Leased Premises; and to make all repairs becoming necessary by reason of any structural defects in the Building; provided, however, that Landlord shall not be required to make any repairs necessitated by reason of any act or omission of Tenant, its officers, agents, employees, visitors, or anyone claiming under Tenant, or caused by any alteration, addition, or improvement made by Tenant or anyone claiming under Tenant, and that if Landlord does make any such repairs Tenant shall promptly, upon demand, reimburse to Landlord the cost thereof.

                  (b) The Landlord shall maintain, operate and repair heating, ventilation, air conditioning, plumbing and sprinkler systems (hereinafter known as the "Systems") and shall provide:

                           (i)     Heating, ventilating and air conditioning in
the Leased Premises at the temperature required in Landlord's judgment for a comfortable occupancy of the Leased Premises during normal business hours (that is, daytime hours of 8:00 a.m. through 6:00 p.m. weekdays and 8:00 a.m. to 1:00 p.m. on Saturdays, excluding Sunday and Holidays). Because of System requirements, if Tenant shall require air conditioning or heating service at any other time, Landlord shall furnish such "after hours" air conditioning or heating service upon reasonable advance notice from Tenant and Tenant shall pay Landlord's actual cost. A minimum charge for two (2) hours of "after hours" service will be made for any such service. After hours HVAC rate is $25.00/hour.

                                    Use of the leased  Premises (or any part
thereof) in a manner exceeding the designed conditions therefor for air conditioning services, or rearrangement of partitioning which interferes with normal operation of the Systems, or use of computer or data processing machines may require changes in the System service for the Leased Premises.

                                    Such changes so occasioned for the leased
Premises shall be made by Tenant at its expense but subject to Landlord's approval.

                           (ii)     Cold water for drinks, lavatory and toilet
purposes and hot water for lavatory purposes.

                  (c) The Landlord shall provide electricity consumed in the Leased Premises for normal lighting, air conditioning and operation of the Tenant's normal office equipment only. However, Landlord shall not be liable in any way to Tenant for any failure or default in supply or character of electric current furnished to the Leased Premises. Landlord shall supply the Leased Premises with required lamps, bulbs, ballast, starters, and replacements thereof in the ordinary course of business, with Tenant's cooperation, through proper communication of need for said replacement items. Tenant's use of electric current in the Leased Premises shall not at any time exceed the capability of the electrical conductors and equipment in or otherwise servicing the

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Leased premises. Tenant shall not make or perform or permit any alterations to wiring, installations, lighting fixtures or other electrical facilities in any manner without prior written consent of Landlord. In each instance, should Landlord grant any such consent for additional risers or other equipment required thereof, such equipment shall be installed by Landlord or Landlord's approved agent and the cost thereof shall be paid by Tenant upon Landlord's demand. As a condition to grant any such consent, Landlord may require that Tenant agree to an increase in the Annual Base Rent payable hereunder by an amount which will reflect the value to Tenant of the additional electrical current to be made available to the Tenant. Such calculation, if required, may be determined by a reputable independent electrical engineer to be selected by Landlord with the cost of said engineer to be paid equally by both parties.

                  (d) Tenant will not install or operate in the Leased Premises any heavy duty electrical equipment or machinery, without first obtaining prior written consent of Landlord. Landlord may require, as a condition to its consent for the installation of such equipment or machinery, payment by Tenant of additional rent for excess consumption of electricity that may be occasioned by the operation of said equipment or machinery. Landlord may make periodic inspections of the Leased Premises at reasonable times to determine that Tenant's electrically operated equipment and machinery complies with the provisions of this section and to review for excessive heat generation.

                      Any individual piece of electrically operated machinery or equipment that draws in excess of two (2) kilowatts shall be deemed as requiring excess electrical current. The total average consumption of electricity in excess of five (5) watts per square foot for the Leased Premises shall also be deemed excessive.

         Landlord may require that one or more separate meters by installed to record the consumption or use of electricity, or shall have the right to cause a reputable independent electrical engineer to survey and determine the quantity of electricity consumed by such excessive use. The cost of any such survey or meters and of installation, maintenance and repair thereof shall be paid for by Tenant. Tenant agrees to pay Landlord (or the utility company, if direct service is provided by the utility company), promptly upon demand therefor, for all such electric consumption and demand as shown by said meters, or a flat monthly charge determined by the survey, as applicable, at the rates charged for such service by the local public utility company. If Tenant's cost of electricity based on meter readings is to be paid to Landlord, Tenant shall pay a service charge related thereto.

                  (e) Landlord shall not be liable for its failure to maintain comfortable atmospheric conditions in all or any portion of the Leased Premises due to heat generated by any equipment or machinery installed by Tenant (with or without Landlord's consent) that exceeds generally accepted engineering design practices for normal office purposes. If Tenant desires additional cooling to offset excessive heat generated by such equipment or machinery, Tenant shall pay for auxiliary cooling equipment and its operating costs including without limitation electricity, gas, oil and water, and/or pay for excess electrical consumption by the existing cooling system, as appropriate.

                  (f) The Landlord shall also provide the cleaning services detailed on Exhibit "E."

         (10)     USE OF LEASED PREMISES:
                  -----------------------

                  (a) Tenant shall use and occupy the Leased Premises for general business offices and no other purpose.

                  (b) Tenant, at its expense, shall comply with all Federal, State, County and City laws, ordinances, rules and regulations affecting the use or occupancy of the Leased Premises by Tenant or the business at any time transacted by Tenant;

                  (c) As of the commencement date of this Lease, the Leased Premises shall be in compliance with all applicable laws, ordinances, rules and regulations of governmental authorities.

                  (d) Tenant shall comply with all the Rules and Regulations which have been adopted by Landlord, attached as Exhibit "F," (and such reasonable changes or additions thereto) for the protection and welfare of the Building, the Developed Parcel and other tenants. Landlord shall enforce such rules and regulations in a uniform and non-discriminatory manner as to all tenants in the building.

                  (e) Tenant shall also comply with all the terms and conditions contained in the Air Rights Lease.

         (11)     PARKING:
                  --------

                  Parking will be provided to Tenant in accordance with Exhibit "G" attached hereto.

         (12)     CONTINUANCE OF OCCUPANCY:
                  -------------------------

         Not applicable.

         (13)     REPAIRS:
                  --------

                  (a) Tenant shall at its expense keep in good order, condition, and repair the interior of the Leased Premises, excluding such items as Building HVAC equipment, structural systems and lighting. However, Tenant shall pay for any and all damage caused by negligence of Tenant, its officers, agents, employees and guests.

                  (b) If Tenant fails to maintain and repair the Leased Premises as required by Subparagraph (13)(a), Landlord may, on ten (10) days prior notice (except that no notice shall be required in case of emergency), enter the Leased Premises and perform such maintenance or repair on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all costs incurred in performing such maintenance or repair immediately upon demand.

         (14)     ALTERATIONS:
                  ------------

                  No alterations, modifications, additions or installations to the Leased Premises shall be made unless the Landlord shall first have given written approval of the plans and specifications thereof, and shall have been protected, to the Landlord's satisfaction, against any cost or damage incidental thereto. Prior to any approved construction, Tenant shall first have secured all necessary building and other permits. Tenant agrees to make such alternations, modifications, additions or installations to the Leased Premises as may be required by building, OSHA, or other applicable regulations or local codes in the jurisdiction in which the Leased premises are located. No alterations, modifications, additions or installations shall be made which in any way conflict with the requirements of Landlord's insurance company. All such alterations, modifications, additions, or installations, when made, shall become, unless the Landlord elects otherwise as provided in Paragraph (16) hereof, the property of the Landlord and shall remain upon and be surrendered with said Leased premises as a part thereof at the end of the term of this Lease.

         (15)     FIXTURES AND UNAUTHORIZED USE OF PREMISES:
                  ------------------------------------------

                  Tenant shall not without Landlord's prior written consent attach any fixtures in or to the Leased premises or change, alter, or made additions to the Leased Premises nor permit any annoying sound device, install any additional locks, overload any floor, or deface the Leased Premises. Any attached fixtures or any alterations, additions, or improvements made or attached by Tenant shall on the expiration or termination of this Lease, if requested by Landlord, be promptly removed at Tenant's expense, and the Leased premises restored by Tenant at its expense to its original condition, ordinary wear and tear excepted. Any such fixture, alteration, addition and/or improvement not requested to be moved shall remain on the Leased Premises and shall become and remain the property of Landlord. All Tenant's fixtures, installations, and personal property not removed form the Leased Premises upon expiration or termination and not required by Landlord to have been removed as provided in this Paragraph shall be conclusively presumed to have been abandoned by Tenant, and title thereto shall pass to Landlord under this Lease as by a bill of sale.

         (16)     WARRANTY OF QUIET ENJOYMENT:
                  ----------------------------

                  Tenant, upon paying the rents and keeping and performing the covenants of this Lease to be performed by Tenant, shall peacefully and quietly hold, occupy, and enjoy said Leased Premises during said term or any renewal thereof.

         (17)     INTERRUPTION OF SERVICE:
                  ------------------------

                  Landlord does not warrant that any services to be provided by Landlord will be free from interruption due to causes beyond Landlord's reasonable control. Temporary interruption of services or unavoidable delay in the making of repairs shall not be deemed an eviction or disturbance of Tenant's use and possession nor render Landlord liable to Tenant for damage by abatement of rent or otherwise nor relieve Tenant from performance of its obligations under this Lease.

         (18)     RIGHTS RESERVED BY LANDLORD:
                  ----------------------------

                  Landlord shall have the following rights exercisable without notice and without liability to Tenant:

                  (a) To change the name or street address of the Building. Landlord to incur expenses required to replace Tenant's stationery and business cards.

                  (b) To have pass keys to the Leased Premises;

                  (c) To require all persons entering or leaving the Building during such hours as Landlord may from time to time reasonably determine to identify themselves to a watchman by registration or otherwise, and to establish their right to enter or leave, and to exclude or expel any peddler, solicitor or beggar at any time from the Developed Parcel or the Building;

                  (d) To approve the weight, size and location of safes, computers, and other heavy articles or equipment in and about the Leased Premises and to require all such items and other office furniture and equipment to be moved to and out of the Building only at such times and in such manner as Landlord shall direct and in all events at Tenant's sole risk and responsibility;

                  (e) Landlord may, at its expense, relocate the Tenant's Leased premises within the Building to a space built out similar to Tenant's existing offices in order to facilitate leasing of the Building and/or construction and/or alterations of the Building;

                  (f) Landlord or its agents shall have the right to enter the Leased Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or tenants, making such alterations, repairs, improvements or additions to the Leased Premises as Landlord may deem necessary or desirable.

                  (g) Within six (6) months prior to the date of the expiration of this Lease, Landlord or its agents shall have the right to enter the Leased premises with reasonable notification at all reasonable times for the purpose of exhibiting the Leased Premises to prospective tenants.

                  (h) At any time after the completion of the Building, Landlord shall have the right to change the arrangement or location of such of the following as are not contained within the Leased Premises or any part thereof: entrances, signs, passageways, doors and doorways, corridors, stairs, toilets and other like public service portions of the Building; providing, however, that in no event shall Landlord make any change which shall diminish the area of the Leased premises, make any change which shall interfere with the access to the Leased premises from and through the Building, or change the character of the Building from that of a first-class office building.

         (19)     FIRE OR OTHER CASUALTY:
                  -----------------------

                  Should the Leased Premises be damaged or destroyed by any cause and such damage or destruction be of such a nature that it may be repaired or restored within a period of one hundred twenty (120) days after the occurrence, then this Lease shall not terminate, but it shall be the obligation of Landlord to repair or restore the leased Premises as nearly as possible to its condition prior to such damage or destruction, and the Landlord shall proceed promptly to make such repairs or restoration; provided, however, that such repairs or restoration; provided, however, that such repairs or restoration can be made by Landlord for an amount not in excess of the amount recovered by Landlord on the fire, extended coverage and all risk insurance. There shall be a full abatement of rent during the period that the Leased Premises may be wholly unavailable for sue by Tenant for the operation of its business. There shall be a partial abatement of rent during the period that the Leased Premises is partially unavailable. Should the damage or destruction be of a character that will not permit repair or restoration of the Leased Premises within the one hundred twenty (120) days after the occurrence thereof, or if the cost of such repair or restoration exceeds Landlord's insurance recovery, either Landlord or Tenant shall have the privilege of canceling the unexpired term of this Lease upon giving written notice to the other within forty five (45) days after such destruction. Landlord will use reasonable efforts to relocate Tenant to another space within the office building.

         (20)     INSURANCE:
                  ----------

                  (a) Landlord shall keep the Building insured against loss by fire or other casualty with both extended coverage and all risk coverage in an amount determined by the Landlord not less than 90% of building replacement cost. In the event that the Landlord's cost of premiums on such insurance increases due to the hazardous nature of the use and occupancy by Tenant of the Leased premises, then the entire increase in such insurance cost shall be paid by Tenant in a lump sum upon receipt of invoice from Landlord.

                  (b) Landlord shall maintain public liability insurance for the common areas and the exterior of the Building, as well as the sidewalks and the parking lot on the Developed Parcel.

                  (c) Tenant shall, at all times during the term hereof, at its own expense, carry and keep in full force and effect in companies satisfactory to Landlord,, public liability insurance in form satisfactory to Landlord, with limits of (a) at least ONE MILLION DOLLARS ($1,000,000.00) for bodily injury, including death, and property damage, and (b) at least ONE MILLION DOLLARS ($1,000,000.00) aggregate. Landlord may increase the above limits to such greater amounts of insurance coverage as Landlord may from time to time reasonably require. Tenant shall also carry Worker's Compensation insurance for all of Tenant's employees working in the Leased Premises, in an amount sufficient to comply with applicable laws or regulations.

                  (d) All property in the Leased Premises, in the Building or on the Developed Parcel, belonging to Tenant, its agents, employees, or invitees or to any other person, shall be there at the risk of Tenant or such other person only, and Landlord shall not be liable for damage thereto or theft, misappropriation or loss thereof. In furtherance of this provision, Tenant shall, during the entire term of this Lease keep in full force and effect insurance upon all property situated in the Leased Premises owned by Tenant or for which Tenant is legally liable and also upon fixtures and improvements installed in the Leased Premises by or on behalf of Tenant. Such policies shall be for an amount of not less than one hundred percent (100%) of the full replacement cost with protection against (at a minimum) fire or other casualty, with both extended coverage and all risk coverage.

                  (e) All public liability insurance policies maintained by Tenant shall name the Landlord and the Tenant as parties insured, and shall contain a provision that the same may not be canceled or changed without giving to the Landlord at least thirty (30) days written notice prior to expiration or cancellation of any such policy. Tenant shall furnish to Landlord a certified copy of each insurance policy. Furthermore, renewals of such insurance policies shall be presented to Landlord at least thirty (30) days before the expiration of such insurance coverages.

                  (f) Landlord and Tenant, for themselves and their respective insurers, agree to and do hereby release each other of and from any and all claims, demands, actions and causes of action that each may have or claim to have against the other for lose or damage to the property of the other, both real and personal, caused by or resulting from casualties insured against, or, if there in no insurance, caused by or resulting from casualties customarily insurable under ordinary fire insurance policies with both extended and all risk coverage, notwithstanding that any such loss or damage may be due to or result from the negligence of either of the parties hereto or their respective employees or agents.

                  (g) Landlord, its agents and employees shall not be liable for losses or damages as a result of any injury to any person or damage to property (except for damage to the Building itself) sustained by Tenant, by Tenant's agents or employees, by any occupant of the Leased Premises, the Building or the Developed Parcel, or by any other person, occurring or resulting directly or indirectly from any existing or future condition, defect, matter, or thing in the Leased Premises, in the Building or on the Developed Parcel or from equipment or appurtenance therein or from accident or from any occurrence, act, or from negligence or omission of any tenant, occupant or any other person; but nothing in this Subparagraph (g) shall be deemed to relieve Landlord from liability for damages for bodily injuries to any person caused by or resulting from the negligence of Landlord, its agents or employees.

         (21)     INDEMNIFICATION:
                  ----------------

                  Landlord and Tenant shall indemnify and hold each other (and any mortgagee of Landlord) harmless from and against all claims, actions, lawsuits, damages, liabilities, expenses and costs (including reasonable attorneys' fees) for any loss of life, bodily injury or property damage caused by or resulting from: 1) the use or occupancy of the Leased Premises, the Building, or the Developed Parcel by the Tenant, its officers, agents, employees, invitees, guests, assignees or subtenants; 2) any occurrence within the Leased premises; 3) a breach of this Lease by the Tenant; or 4) any negligent act or omission or misconduct caused wholly or in part by the

Tenant, its officers, agents, employees, invitees, guests, assignees or subtenants. Nothing in this Paragraph shall require Tenant to indemnify Landlord for damage to the Building, to the extent released in Paragraph (20)(f) of this Lease.

         (22)     BROKER'S COMMISSION:
                  --------------------

                  Tenant represents that it has dealt directly with (and only with), Thesing Real Estate Services, Inc., (as broker) in connection with this Lease and that no other broker negotiated or participated in the negotiations of this Lease or submitted or showed the Leased Premises to it or is entitled to any commission in connection therewith. Landlord shall be liable for the payment of any commission due to the broker named in this Paragraph; however, if there is a violation of the representation herein made by Tenant, and any other broker claims a commission from Landlord, Tenant shall indemnify and hold the Landlord harmless from such claim.


         (23)     SUBORDINATION AND ATTORNMENT:
                  -----------------------------

                  (a) The Tenant accepts this Lease subject and subordinate to the Air Rights Lease, and ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Developed Parcel and to any and all advances made on the security thereof and to all removals, modifications, consolidations, replacements and extensions thereof. If any mortgagee, shall elect to have this Lease prior to the lien of its mortgage, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, whether this Lease is dated prior or subsequent to the date of said mortgage, or the date of recording thereof.

                  (b) Although the provisions of Paragraph (23) (a) shall be self operative, Tenant agrees, upon request of Landlord or Landlord's lender, to execute any documents required to effectuate any attornment, a subordination or to make this Lease prior to the lien of any mortgage. Tenant's failure to execute such documents within 10 days after written demand shall constitute a material default by Tenant hereunder, or, at Landlord's option, Landlord shall execute such documents on behalf of Tenant as Tenant's attorney-in-fact.

                  Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact, and in Tenant's name, place and stead, to execute such documents in accordance with this Paragraph (23).

                  (c) If by reason of a default under the mortgage upon the Developed Parcel, the interest of Landlord in the Developed Parcel is terminated, the Tenant will attorn to the holder of such mortgage (or to any person or entity to which the Developed Parcel is conveyed by such holder) and will recognize such holder, person or entity as Tenant's landlord under this Lease. Tenant agrees to execute and deliver, at any time and from time to time, upon the request of Landlord or of the Landlord's lender any instrument which may be necessary or appropriate to evidence such attornment and Tenant hereby appoints Landlord the attorney-in-fact, irrevocable, of Tenant to execute and deliver for and on behalf of Tenant any such instrument. Tenant further waives the provision of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right of election to terminate this Lease or to surrender possession of the Leased Premises in the event any proceeding is brought by Landlord's lender to terminate the interest of the Landlord in the Developed Parcel and agrees that this Lease shall not be affected in any way whatsoever by any such proceeding.

         (24)     ASSIGNMENT AND SUBLETTING:
                  --------------------------

                  Tenant shall not assign, mortgage or encumber this Lease nor sublet or permit the Leased Premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance. The consent by Landlord to an assignment or subletting shall not be construed to relieve Tenant from obtaining the consent of the Landlord to any further assignment or subletting. The consent by Landlord will not be given unless: a) the subtenant or assignee assumes the Tenant's obligations under this Lease; and b) Tenant remains liable for all its obligations under this lease, including extensions or renewals provided for herein. Nor will consent be given if Tenant is in default under this Lease. Tenant shall notify Landlord of the name of each proposed assignee or subtenant and shall provide information to Landlord pursuant to the financial standing of the proposed assignee or subtenant and shall offer at Tenant's option to surrender such space to Landlord.

                  Landlord reserves the right to require as additional rent, 50% of any subtenant or assignee rent which is in excess of the base rent and additional rent then being paid by Tenant pursuant to this Lease, and any other profit or gain realized by Tenant from such assignment or subletting. All sums payable hereunder by Tenant shall be paid as additional rent upon receipt by Tenant or upon request by Landlord.

         (25)     EMINENT DOMAIN:
                  ---------------

                  Tenant agrees that if the Leased Premises, or any part thereof, shall be taken or condemned for public or quasipublic use or purpose by any competent authority, Tenant shall have no claim against Landlord and shall not have any claim or right to any portion of the amount that may be awarded as damages or paid as a result of any such condemnation, whether such amount be awarded for diminution in value to the leasehold or to the fee. It is agreed that the full amount of such award, if any, made by the taking authorities shall be paid to and retained by Landlord, free of any claim by Tenant to any portion thereof, and all rights of Tenant to damages therefor, if any, are hereby assigned by Tenant to Landlord.

                  In the event that all or substantially all of the leased Premises shall be taken or condemned by any governmental authority, then the term of this Lease shall cease and terminate from the date on which the Tenant is required, by such taking authority, to surrender possession of said Leased Premises and the Tenant shall not have nor make any claim against Landlord for the value of any unexpired term of this Lease. In the event that a portion of the Leased Premises shall be taken or condemned by any governmental authority, then this Lease shall continue in full force and effect, and rent shall abate in an amount which bears the same ratio to the Annual Base Rent as the value of the floor space taken bears to the value of the total floor space of the leased Premises. All rentals and other sums payable by Tenant hereunder shall be adjusted to the date on which Tenant is required, by the taking authority, to surrender possession of the Leased Premises or portion of the Leased Premises so taken.

         (26)     ESTOPPEL CERTIFICATE:
                  ---------------------

                  (a) Tenant shall at any time upon not less than ten (10) days' prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing: (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect) and the date to which rent and other charges are paid in advance, if any, and (ii) acknowledging that there are no uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Such statement shall be in a form as Landlord, purchaser or mortgagee shall require. Any such statement may be conclusively relied upon by any prospective purchaser or mortgagee of the leased Premises, or the lessor under the Air Rights Lease.

                  (b) Tenant's failure to deliver such statement within such time shall be a material default under this Lease or, at Landlord's option, Tenant's failure to furnish such statement shall be conclusive upon Tenant: (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one month's rent has been paid in advance or such failure may be considered by Landlord as a default by Tenant under this Lease.

                  (c) If requested by any purchaser, mortgagee, or the lessor under the Air Rights Lease, Landlord shall executed such statement on behalf of Tenant as Tenant's attorney-in-fact. Tenant does hereby make, constitute and appoint Landlord as Tenant's attorney-in-fact and in Tenant's name, place and stead to execute such statement in accordance with this paragraph (26).

         (27)     DEFAULT; REMEDIES UPON DEFAULT:
                  -------------------------------

                  (a) Each of the following shall be a Default hereunder: (i) the failure of Tenant to pay when due any installment of Monthly Base Rent, Additional Rent or any other charge hereunder within five (5) days after the due date therefor; (ii) the failure of Tenant to timely or fully perform or observe any other provision of this Lease and the continuation of such failure for ten
(10) days after Landlord gives Tenant written notice thereof; (iii) the breach by Tenant of any representation or warranty in this lease; (iv) the filing by or against Tenant or any guarantor hereof of any petition in bankruptcy; (v) the filing of any voluntary or involuntary proceeding instituted to declare Tenant or any guarantor hereof insolvent or unable to pay its debts as they mature;
(vi) the making by Tenant or any guarantor hereof of an assignment for the benefit of its creditors; or (vii) the appointment of a trustee or receiver for Tenant or any guarantor hereof or for the major part of Tenant's or guarantor's property.

                  (b) Upon and after a Default, Landlord shall have the following remedies in addition to all other remedies allowed at law or in equity or elsewhere in this lease, all of which shall be cumulative and not in the alternative and any or all of which may be exercised successively or concurrently and at such time or times as Landlord elects, except as provided to the contrary below:

                           (i) Landlord shall have the right to terminate
this Lease or to terminate Tenant's right to possession of the Leased premises without terminating this Lease, but in either event Tenant shall surrender possession of and vacate the Leased Premises immediately upon Landlord's notice to Tenant of either such termination and Landlord shall have the further right to enter the Leased Premises with or without process of law, retake possession of the Leased Premises and expel or remove Tenant (or anyone occupying the leased Premises) and its effects therefrom without being liable or subject to prosecution or any claim for damages therefor. In such event, Landlord shall retain possession of the Leased premises and shall use reasonable efforts to relet the Leased Premises or any part thereof as agent for Tenant for such rent and other consideration, for such time and upon such terms and conditions as Landlord determines appropriate. Landlord shall have no duty to accept any tenant offered by Tenant or to observe any instructions given by Tenant concerning such reletting. If the consideration collected by Landlord during the remainder of the term by reason of such reletting exceeds the Annual Base Rent, Additional Rent and other charges hereunder for the remainder of the term, Landlord shall pay such excess to Tenant within sixty (60) days after the expiration of the term.

                           (ii) Landlord shall have the right to terminate
Tenant's right to possession of the Leased Premises without terminating this Lease and to recover from Tenant within ten (10) days after Landlord's demand a sum equal to the entire amount of the Annual Base Rent, Additional Rent and other charges hereunder for the remainder of the Term. If, due to escalation mechanisms in this Lease or other factors, the balance of the Annual Base Rent, Additional Rent and other charges due for the remainder of the Lease term cannot be precisely determined as of the date of such termination, Tenant shall pay the amount Landlord reasonably estimates would result from such escalation mechanisms and other factors. Upon the expiration of the term or at such earlier time as may be practicable, Landlord shall determine the actual Annual Base Rent, Additional Rent and other charges hereunder and Landlord or Tenant shall pay to the other the resulting excess or deficiency, as the case may be.

                           (iii) Landlord shall have the right but not the duty
to perform any of Tenant's obligations hereunder which Tenant has not timely and fully performed and to charge to Tenant the cost of such performance, together with a service charge of ten percent (10%) of such cost, to compensate Landlord for administrative and other services associated with such performance.

                           (iv) Landlord  shall have the right to suspend or
discontinue the provision of services to the Leased premises and the performance of any other obligation of Landlord hereunder.

                           (v) If Landlord is not permitted to terminate this
Lease as provided above because of the provisions of Title 11 of the United States Code relating to bankruptcy, then Landlord shall have the right to require Tenant as a debtor in possession or any trustee for Tenant, within no more than fifteen (15) days upon request by Landlord to the Bankruptcy Court, to assume or reject this lease and Tenant on behalf of itself, and any trustee, agrees not to seek or request any extension or adjournment of any application by Landlord to assume or reject this Lease. In such event, Tenant or any trustee for Tenant may only assume this Lease if (A) it cures or provides adequate assurance that the Tenant will promptly cure any default hereunder, (B) compensates or provides adequate assurance that Tenant will promptly compensate Landlord for any actual pecuniary loss of Landlord resulting from Tenant's defaults hereunder, and (C) provides adequate assurance of performance during the full term of all of the Tenant's obligations under this Lease. In no event after the assumption of this Lease shall any then-existing default remain uncured for a period in excess of the earlier of ten (10) days or the time period set forth herein.

                           (vi) Landlord shall have the right to recover from
Tenant, if Landlord relets or attempts to relet the Leased Premises, all costs and expenses incurred in connection with such reletting, including without limitation broker's commissions, advertising costs, reasonable legal fees for lease preparation and negotiations and the cost of alterations or improvements to the leased Premises.

                  (c) Any property which may be removed from the leased premises by the landlord pursuant to the authority of the Lease or of law to which the Tenant is or may be entitled may be handled, removed, or stored in a commercial warehouse or otherwise by the Landlord at the risk, cost, and expense of the Tenant. Landlord shall in no event be responsible for the value, preservation, or safekeeping thereof. The Tenant shall pay to the Landlord, upon demand, all expenses incurred in such removal and all storage charges against such property. Any such property of Tenant not removed form the leased premises or retaken from storage by Tenant within thirty (30) days after the end of the term of this Lease, however terminated, shall be conclusively deemed to have been abandoned by Tenant.

                  (d) If Tenant violates any of the terms and provisions of this lease or defaults in any of its obligations hereunder other than the payment of rent or other sums payable hereunder, such violation may be restrained or such obligation enforced by injunction.

         (28)     HOLDING OVER:
                  -------------

                  Tenant shall pay Landlord for each month, or part thereof, that Tenant retains possession of the Leased premises or any part thereof after termination or expiration of the term of this Lease one hundred-fifty percent (150%) the amount of the monthly rent then required by the terms hereof and also pay all damages sustained by Landlord by reason of such retention.

         (29)     REDELIVERY OF PREMISES:
                  -----------------------

Tenant shall, on the expiration of this Lease, deliver up the Leased Premises in as good order and condition as it now is or may be put by Landlord, reasonable use and ordinary wear and tear thereof and damages by fire or other unavoidable casualty, condemnation or appropriation excepted. Tenant shall promptly surrender all keys to the Leased Premises to Landlord.

         (30)     CUMULATIVE REMEDIES:
                  --------------------

                  No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

         (31)     INTEREST ON PAST DUE OBLIGATIONS:
                  ---------------------------------

                  Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from the due date of such amount. However, interest shall not be payable on late charges to be paid by Tenant under this lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

         (32)     ATTORNEYS' FEES:
                  ----------------

                  In the event any sums payable to Landlord hereunder are collected at law or through any attorney at law, Tenant shall pay all attorneys' fees and expenses which Landlord incurs in enforcing any obligation of the Lease.

         (33)     NOTICES:
                  --------

                  All notices required or permitted to be given to Tenant under this Lease shall be given to it at 50 East RiverCenter Boulevard, Suite 180, Covington, Kentucky 41011.

                  Any such notice to Landlord under this lease shall be given to it at P.O. Box 75020, Cincinnati, OH 45275, Attn: Property Management. All noticers shall be in writing and sent by certified mail, postage prepaid.

                  Notice so mailed shall be effective upon the third day after its deposit into the mails. Notice given in any other manner shall be effective under this Paragraph (33) only if and when received by the addressee.

         (34)     LANDLORD'S LIABILITY:
                  ---------------------

                  (a) The term "Landlord" as used herein shall mean only the owner or owners at the time in question of the fee title. In the event of any transfer of such title, Landlord herein named (and in case of any subsequent transfers, then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall, subject as aforesaid, be binding on Landlord's successors and assigns, only during their respective periods of ownership. Tenant shall attorn to any such purchaser, grantee, assignee or transferee.

                  (b) Tenant shall look solely to the estate and property of Landlord in the Developed Parcel for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms and provisions of this Lease to be kept, observed, and performed by Landlord, subject, however, to the prior rights of any mortgagee of all or any part of the property; no other assets of Landlord shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claim. Nothing in this Lease shall be construed in any event whatsoever to impose any personal liability upon the trustees, officers or the shareholders of the Landlord, or of the general or limited partners comprising the Landlord, as Landlord herein or otherwise.

         (35)     INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS:
                  ----------------------------------------------

                  This Lease including any exhibits, schedules or attachments, hereto, contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this lease, Tenant hereby acknowledges that neither any cooperating broker on this transaction nor the Landlord or any employees or agents of any of said persons has made any oral or written warranties or representations to Tenant relative to the condition or use by Tenant of said Leased Premises, the Building or the Developed Parcel.

         (36)     WAIVERS:
                  --------

                  (a) No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant.

                  (b) The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

         (37)     SEVERABILITY:
                  -------------

                  If any provision of this Lease (or portion thereof) shall at any time be deemed to be invalid, illegal or unenforceable by any court of competent jurisdiction, this Lease shall not be invalidated thereby. Any such provision shall be construed to be valid, legal and enforceable to the fullest extent permitted by law and this lease shall be read and construed as if such invalid, illegal or unenforceable provision had not been contained herein.

         (38)     RECORDING:
                  ----------

                  This Lease shall not be placed of record; however, either Landlord or Tenant shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

         (39)     BINDING EFFECT:
                  ---------------

                  Subject to any provisions hereof restricting assignment or subletting by Tenant, this Lease shall be binding upon and inure to the benefit of the parties, their heirs, personal representatives, successors and assigns.

         (40)     AUTHORITY:
                  ----------

                  If Tenant is a corporation, trust, general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this lease on behalf of said entity and shall, at the execution of this lease, deliver to Landlord evidence of such authority satisfactory to Landlord.

         (41)     CONFLICT:
                  ---------

                  Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provision.

         (42)     GOVERNING LAW; FORUM:
                  ---------------------

                  This Lease is made under and is to be governed by the laws of the State of Kentucky. Any action arising out of this Lease shall be brought only in a court of competent jurisdiction in Kenton County, Kentucky.

         (43)     JOINT AND SEVERAL OBLIGATIONS:
                  ------------------------------

         Not applicable.

         (44)     GUARANTORS:
                  -----------

         Not applicable.

         (45)     AIR RIGHTS LEASE:
                  -----------------

                  The leasehold estate created by this Lease constitutes a sublease of a portion of the premises demised to Landlord, as lessee, by the City of Covington, as lessor, by an instrument dated and recorded in the lease records of the Kenton County Clerk at Covington, Kentucky as follows: instrument dated August 1, 1988, filed in Lease Record Volume 452, Page 452 on the records of Kenton County. Such instrument shall be referred to under this Lease as the "Air Rights Lease." This Lease and all of Tenant's rights hereunder are and shall be subject and subordinate to the Air Rights Lease and the rights of all parties under such Air Rights Lease.

         (46)     ADDITIONAL EXHIBITS:
                  --------------------

                  The following exhibits are attached hereto and incorporated into this Lease, in addition to previously identified Exhibits A, B, C, D, E, F, and G (identify additional exhibits by letter and title; if none, please so state): None.



(SIGNATURES, ACKNOWLEDGEMENTS, and EXHIBITS not shown on this form.)